UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2024

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 16, 2024, Edgewise Therapeutics, Inc. (the “Company”) issued a press release announcing positive topline results from the Phase 2 CANYON trial of sevasemten in individuals with Becker muscular dystrophy. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 16, 2024, the Company also posted a presentation to its Investor Relations website (https://investors.edgewisetx.com). A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 16, 2024, the Company announced positive topline results from the Phase 2 CANYON trial of sevasemten in individuals with Becker muscular dystrophy.

Overview of CANYON and Clinical Results

CANYON, the largest interventional Becker muscular dystrophy trial, is a Phase 2, double-blind, randomized, placebo-controlled study to investigate the effect of sevasemten on the safety, pharmacokinetics, biomarkers, and functional measures of participants (NCT05291091). The trial was not powered for the functional endpoints. Forty adults and 29 adolescents with Becker muscular dystrophy were enrolled. This study had a 4-week screening period, a 12-month treatment period, followed by a 4-week follow-up period. The adult participants were randomized to sevasemten or placebo in a 3:1 ratio. The adolescent participants were randomized in a 2:1 ratio to sevasemten or placebo and were assessed for safety and tolerability. The data analysis included the complete adult safety population of 40 individuals. There was a notable imbalance between adult participants in the sevasemten and placebo groups with the sevasemten group having more advanced disease at baseline based on all functional measures and MRI.

Primary Endpoint: The primary endpoint to assess the efficacy of sevasemten compared to placebo was change from baseline in creatine kinase (“CK”) over the treatment period for adults. The results demonstrated a significant change from baseline in CK in the sevasemten-treated group (difference vs. placebo, 28% average decrease over months 6 through 12; p=0.02).

Key Secondary Endpoint: The key secondary endpoint was the change from baseline in NSAA total score in adults at month 12. North Star Ambulatory Assessment (“NSAA”) is a scale commonly used to rate motor function. The between-group difference was 1.1 points, favoring sevasemten; p=0.16 across all adult participants. NSAA remained stable over time in the sevasemten treatment group, similar to the observations in the ARCH study. Further, while the placebo group was small in number (n=12), NSAA declined similarly to that observed in previous natural history studies.1,2,3

Other Secondary Endpoints: Plasma fast skeletal muscle troponin I (“TNNI2”) decreased 77% from baseline in the sevasemten-treated group compared to placebo, averaged over months 6 through 12 in adults; p<0.001.

The 10-meter walk/run, 4-stair climb and 100-meter timed test showed trends towards improvement, compared to placebo. The Company continues to evaluate additional secondary and exploratory endpoints.

Safety and Tolerability: Sevasemten was well-tolerated, and no new safety concerns were identified.

CANYON Implications to GRAND CANYON: The functional observations from the CANYON study support that the GRAND CANYON pivotal cohort’s primary endpoint is powered at >95% to demonstrate a statistically significant NSAA difference at 18 months.

References

[1] Bello L, et al. Functional changes in Becker muscular dystrophy: implications for clinical trials in dystrophinopathies. Sci Rep. 2016;6:32439. doi:10.1038/srep32439.

[2] van de Velde NM, et al. Selection approach to identify the optimal biomarker using quantitative muscle MRI and functional assessments in Becker muscular dystrophy. Neurology. 2021;97(5):e513-e522. doi: 10.1212/WNL.0000000000012233.

[3] De Wel B, et al. Lessons for future clinical trials in adults with Becker muscular dystrophy: disease progression detected by muscle magnetic resonance imaging, clinical and patient-reported outcome measures. Eur J Neurol. 2024:e16282. doi:10.1111/ene.16282. Online ahead of print.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding Edgewise’s cash runway; the potential of, and expectations regarding Edgewise’s expectations relating to its clinical trials and clinical development of sevasemten (EDG-5506), including statements regarding the number of individuals to be recruited, timing of completion of recruitment and over-enrollment of the GRAND CANYON trial; statements regarding the potential of, and expectations regarding, Edgewise’s product candidates and programs, including sevasemten and EDG-7500; statements regarding Edgewise’s milestones; statements regarding whether data from the GRAND CANYON trial could support a marketing application; statements regarding the Company’s plans to engage the FDA and European Medicines Agency; statements about sevasemten being the potential first treatment for Becker; statements about the submission of results of the CANYON trial for publication at a future medical congress; and statements by Edgewise’s chief executive officer and chief medical officer and Craig M. McDonald, M.D. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained herein are based upon Edgewise’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to: risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and operating as an early clinical stage company, including the potential for Edgewise’s product candidates to cause serious adverse events; Edgewise’s ability to develop, initiate or complete clinical trials for, obtain approvals for and commercialize any of its product candidates; Edgewise’s ability to take advantage of potential benefits associated with designations granted by FDA and/or to maintain qualifications for applicable designations over time; the timing, progress and results of clinical trials for sevasemten and EDG-7500; Edgewise’s ability to enroll and maintain patients in clinical trials; Edgewise’s ability to raise any additional funding it will need to continue to pursue its business and product development plans; the timing, scope and likelihood of regulatory filings and approvals; the potential for any clinical trial results to differ from preclinical, interim, preliminary, topline or expected results, including that the primary endpoint of the GRAND CANYON trial (change from baseline in NSAA) will be met even though it was not met as a secondary endpoint in the CANYON trial; the potential that the outcome of preclinical testing and early clinical trials, including the results from the CANYON trial, may not be predictive of the success of later clinical trials, including that the trends from the CANYON trial will also be seen, and will be statistically significant, in the GRAND CANYON trial; Edgewise may gain further insights from its analysis of the CANYON trial results over time, including Edgewise’s ongoing evaluation of additional secondary and exploratory endpoints; Edgewise’s ability to develop a proprietary drug discovery platform to build a pipeline of product candidates; Edgewise’s manufacturing, commercialization and marketing capabilities and strategy; the size of the market opportunity for Edgewise’s product candidates; the loss of key scientific or management personnel; competition in the industry in which Edgewise operates; Edgewise’s reliance on third parties; Edgewise’s ability to obtain and maintain intellectual property protection for its product candidates; general economic and market conditions; and other risks. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that Edgewise files from time to time with the U.S. Securities and Exchange Commission. These forward-looking statements are made as of the date of this Form 8-K, and Edgewise assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 16, 2024.

99.2	Presentation, dated December 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ Behrad Derakhshan, Ph.D.
Behrad Derakhshan, Ph.D.
Chief Business Officer

Date: December 16, 2024